SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 23, 2004

SEALY MATTRESS CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	333-117081-27	20-1178482
(State or other jurisdiction of incorporation)	(Commission File Numbers)	(IRS Employer Identification No.)

Sealy Drive One Office Parkway Trinity, North Carolina 27370

(Address of Principal Executive Offices, including Zip Code)

(336) 861-3500

(Registrant’s Telephone Number, Including Area Code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registration under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 4.01       Changes in Registrant’s Certifying Accountant.

On September 23, 2004, the Registrant dismissed PricewaterhouseCoopers LLP as its independent registered public accounting firm, and engaged Deloitte & Touche LLP as its new independent registered public accounting firm as of the same date.

The Audit Committee of the Registrant’s Board of Directors participated in and approved the decision to change independent registered public accounting firms.

Sealy Mattress Corporation (the Registrant) was formed on March 31, 2004 as a wholly-owned subsidiary of Sealy Corporation which on April 6, 2004 contributed its equity in Sealy Mattress Company and its consolidated subsidiaries to Sealy Mattress Corporation.  For periods prior to April 6, 2004, all references herein to the Registrant is that of Sealy Corporation and its consolidated subsidiaries, as the predecessor accounting entity to Sealy Mattress Corporation.

The reports of PricewaterhouseCoopers LLP on the consolidated financial statements of Sealy Corporation, for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

During the Registrant’s two most recent fiscal years and through September 23, 2004, there have been no disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PricewaterhouseCoopers LLP would have caused them to make reference thereto in their reports on the financial statements for such years.

During the Registrant’s two most recent fiscal years and through September 23, 2004, there have been no reportable events (as defined in Regulation S-K Item 304(a)(1)(v)) except as follows: As previously disclosed under Item 14 of its 2002 Form 10-K and in each of the interim quarterly reports on Form 10-Q for fiscal 2003, based on an evaluation of the Registrant’s internal controls as of the end of fiscal 2002, the Registrant’s management and audit committee were advised by PricewaterhouseCoopers LLP of certain deficiencies (e.g. reportable conditions) as of the end of fiscal 2002 related to the Registrant’s timely processing of customer transactions, the matching of customer transactions and the accuracy of the aging of certain accounts receivable.  The Registrant has authorized PricewaterhouseCoopers LLP to respond to the inquiries, if any, of Deloitte & Touche LLP concerning such past deficiencies.

During the two most recent fiscal years and through September 23, 2004, the Registrant has not consulted Deloitte & Touche LLP regarding any matters or reportable events described in Items 304(a)(2)(i) and (ii) of Regulation S-K.

The Registrant has provided to PricewaterhouseCoopers LLP a copy of the disclosures made in this Form 8-K prior to the filing of this Form 8-K with the Securities and Exchange Commission and has requested that PricewaterhouseCoopers LLP furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of such letter, dated September 29, 2004, is filed as Exhibit 16 to this Form 8-K.

Item 9.01       Financial Statements, Pro Forma Financial Information and Exhibits.

Exhibits

16            Letter from PricewaterhouseCoopers LLP to the Securities and Exchange Commission, dated September 29, 2004, regarding agreement with the statements made in this Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized on September 29, 2004.

SEALY MATTRESS CORPORATION

Date: September 29, 2004	/s/ KENNETH L. WALKER
	By:	Kenneth L. Walker
	Its:	SENIOR VICE PRESIDENT, GENERAL COUNSEL